SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:

|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                           THE PENN STREET FUND, INC.
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.    Title of each class of securities to which transaction applies:
      ..........................................................................
2.    Aggregate number of securities to which transaction applies:
      ..........................................................................
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      ..........................................................................
4.    Proposed maximum aggregate value of transaction:
      ..........................................................................
5.    Total fee paid:
      ..........................................................................

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.    Amount Previously Paid:
      ..........................................................................
7.    Form, Schedule or Registration Statement No.:
      ..........................................................................
8.    Filing Party:
      ..........................................................................
9.    Date Filed:
      ..........................................................................

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     of the
                        BERKSHIRE SELECT EQUITY PORTFOLIO
                            A Separate Series of the
                             PENN STREET FUND, INC.

                               2240 Ridgewood Road
                              Wyomissing, PA 19610
                             Toll Free 866-207-5175

      The Penn Street Fund, Inc. (the "Company") is holding a special meeting of the shareholders of the Berkshire Select Equity Portfolio (the "Special Meeting") on Monday, February 12, 2007 at 10:00 A.M., Eastern Time. The Special Meeting will be held at the offices of the Company's Adviser, Berkshire Advisors, Inc., located at 2240 Ridgewood Road, Wyomissing, PA 19610.

      The Company is a Maryland corporation operating as a registered management investment company. The Company has authorized the division of its shares into various series (each a "Fund") and currently offers shares of the Berkshire Select Equity Portfolio (the "Fund"). The Company has authorized two classes of shares for the Fund; Class A shares, which are offered with a front-end sales load, and Class C shares, which are offered with a contingent deferred sales charge and ongoing 12b-1 fees. Shareholders of both Class A and Class C shares will vote on the matters to be considered at the Special Meeting.

      The Special Meeting will be held to consider the following items of business:

      1. Approval of a new slate of Directors to serve on the Board of Directors of the Company until such time as their successors shall be duly elected and qualified ; and

      2. To transact such other business as may properly come before he shareholders of the Fund.

      On or about January 15, 2007, Mr. C. Garrett Williams, an independent Director of the Fund, resigned. The Company's Board of Directors met on January 19, 2007, and after careful deliberation, appointed Mr. Jay Kemmerer as a Director in replacement of Mr. Williams. That being the only matter before the Board at that time, the meeting was then adjourned. Shortly thereafter, three other Directors tendered their resignations. The Board then called a Special Meeting to nominate a new slate of Directors. Details relating to the nominees and the reasons why this proxy vote is needed are contained in the accompanying proxy materials, and we urge you to read them carefully.

            You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on January 22, 2007. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Company at 1-866-207-5175 to inform them.

            Your vote on this proposal is very important. If you own Fund shares in more than one account of the Company, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

            Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Company at 610-376-9588. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

      As always, we thank you for your confidence and support.

                                             By Order of the Board of Directors,


                                             Jay Kemmerer
                                             President

January 25, 2007

                           THE PENN STREET FUND, INC.
                     Special Meeting of the Shareholders of
                                       the
                        Berkshire Select Equity Portfolio

                               2240 Ridgewood Road
                              Wyomissing, PA 19610
                             Toll Free 866-207-5175

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                             Dated January 25, 2007

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on February 12, 2007

Introduction

      The Board of Directors (the "Board") of The Penn Street Fund, Inc. (the "Company") has voted to call a special meeting of all shareholders of the Berkshire Advisors Select Equity Portfolio (the "Fund"), in order to seek shareholder approval of one proposal relating to the Fund. The Special Meeting will be held at the offices of the Fund's adviser, Berkshire Advisors, Inc. ("Berkshire"), located at 2240 Ridgewood Road, Wyomissing, PA 19610, at 10:00 a.m., Eastern Time, on Monday, February 12, 2007. If you expect to attend the Special Meeting in person, please call the Company at 1-866-207-5175 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about January 22, 2007.

      The Company is a Maryland corporation, registered with the Securities and Exchange Commission ("SEC") and operating as an open-end management investment company. The Company has authorized the division of its shares into various series ("funds") and currently offers shares of one Fund to the public. The Company further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Berkshire Select Equity Portfolio (the "Fund"), a separate fund of the Company, offers Class A Shares, which are sold to the public with a front-end sales charge, and Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%.

Items for Consideration

      The Special Meeting will be held to consider the following items of business:

      (a) Approval of a new slate of Directors to serve on the Board of Directors of the Company until such time as their successors shall be duly elected and qualified; and

      (b) Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

      If you were the record owner of any shares of the Fund as of the close of business on January 22, 2007 (the "Record Date"), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of 256,296 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

      The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

      The Board has named Gregory Getts and Toni C. Neff as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Company, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Company in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

      If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

      If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Company's Secretary, in writing, that you have revoked your proxy prior to the Special Meeting. The Company's Secretary is Mr. George Chamberlain and he may be reached at the following address: 83 General Warren Blvd., Suite 200, Malvern, PA 19355.

Voting in Person

      If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

      A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Company to hold a valid shareholder meeting. The Company cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 128,149 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

      Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

Required Votes to Approve the Proposal

      The affirmative vote of a plurality of the shares entitled to vote is required to approve the Proposal relating to the election of Directors. This means that, assuming a quorum of all shareholders of the Fund is obtained, the five nominees receiving the most votes will be elected as Directors.

Adjournments

      The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

      Berkshire is paying the costs of the Special Meeting. Certain employees of Berkshire, or their designees, may be conducting proxy solicitations. Berkshire will not be charging the Fund for any costs associated with such solicitations, but may charge Berkshire for such expenses.

Who To Call With Questions

      Please call the Company at 1-866-207-5175 with any questions you may have relating to this proxy statement. Also, at your request, the Company will send you a free copy of its most recent audited annual report, dated October 31, 2006. Simply call the Company to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1. APPROVAL OF A NEW SLATE OF DIRECTORS TO SERVE ON THE BOARD OF DIRECTORS OF THE PENN STREET FUND, INC.

      The Investment Company Act of 1940, as amended (the "1940 Act") requires that a fund's board of Directors be elected by the shareholders of that fund. Further, a majority of Directors of a fund board must be "uninterested" (or "independent") Directors, as that term is defined in the 1940 Act. Prior to January 15, 2007, the Board was composed of five
      (5) Directors, four of whom were independent Directors. On or about, January 15, C. Garrett Williams, an independent Director, resigned. The Board met on January 19, 2007, and after careful consideration, elected Mr. Jay Kemmerer to replace Mr. Williams. Mr. Kemmerer is President of Berkshire Advisors, Inc., sub-adviser to the Fund, and is therefor considered to be an interested Director. The Board then adjourned its meeting. Shortly thereafter, Mr. James Brinton, Mr. Richard Stevens, and Mr. John Lukan tendered their resignations. The remaining Directors then met in a Special Session on January 19, 2007 to nominate a slate of Directors that would comply with current requirements. In all, the Board nominated five persons to serve as Directors to the Fund, three of whom qualify as independent directors. The independent director nominees were all separately selected and nominated by the current independent director.

      At the Special Meeting, you will be asked to approve the five (5) nominees selected by the Board to serve as Directors of the Fund. Mr. Edmund Pyle is a current Director who is standing for re-election at this time. Mr. Jay Kemmerer, Mr. David Jones, Mr. Nelson Long and Mr. Scott Rehr are standing for election by the Fund's shareholders for the first time. Mr. Kemmerer is President of Berkshire.

      Each Director so elected will serve the Fund until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the Fund's Articles of Incorporation and By-Laws. Since the Fund does not hold annual meetings unless required to do so under the 1940 Act, Directors will hold office for an indeterminate period.

      All the nominees listed below have consented to serve as Directors of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, your proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies, in their discretion. The table below describes the background and qualifications of each nominee, gives their date of birth, business experience, time served, if any, as a Director of the Fund, and status as an independent or non-independent Director.

1.    Mr. Jay Kemmerer

      Address & Date of Birth:         Address: 2240 Ridgewood Road, Wyomissing,
                                       PA  19610
                                       Birth date: 3-8-1959 (47)

      Position(s) Held with the Fund:  Nominee to serve as an interested
                                       Director

      Term of Office & Length of Time  Indefinite.  Mr. Kemmerer was appointed
      Served: to the Board as an interested Director on January 19, 2007.

      Principal Occupation(s) During   President, Berkshire Advisors, Inc.
      Past 5 Years:                    Registered Investment Advisor - 2002 -
                                       present
                                       President, Kemmerer & Co. Financial
                                       Planning - 1992 - Present
                                       President, Jay R. Kemmerer d/b/a
                                       Berkshire Mortgage Company-Mortgage
                                       Broker
                                       Business 1998 - present

      Number of Company Portfolios     One
      Overseen by Director or
      Nominee:

      Other Directorships Held by      None
      Director or Nominee:

2.    Mr. David Jones

      Address & Date of Birth:         Address: 719 Sawdust Road, Suite 113, The
                                       Woodlands, TX  77380
                                       Birth date: 09/18/1957 (49)

      Position(s) Held with the Fund:  Nominee to serve as an interested
                                       Director

      Term of Office & Length of Time  Indefinite. Mr. Jones is standing for
      Served: election. Mr. Jones previously servedas a Director in 2002- 2003.

      Principal Occupation(s) During   President, David Jones & Assoc., P.C., a
      Past 5 Years:                    law firm - 1998 - present
                                       Managing Member, Drake Compliance, LLC, a compliance consulting firm- 2004 - present
                                       BA in Economics, The University of Texas at Austin- 1983
                                       JD (cum laude), Saint Mary's University
                                       School of Law- 1994

      Number of Company Portfolios     One
      Overseen by Director or
      Nominee:

      Other Directorships Held by      None
      Director or Nominee:

3.    Mr. Edmund Pyle

      Address & Date of Birth:         Address: 1288 Valley Forge Road, Suite
                                       73, Valley Forge, PA  19482
                                       Birth date: 03/18/1940 (65)

      Position(s) Held with the Fund:  Independent Director

      Term of Office & Length of Time  Indefinite. Mr. Pyle has served as an
      Served:                          Independent Director of the Company since
                                       2003.

      Principal Occupation(s) During   Attorney & Partner, Pyle & Moccia- 1988 -
      Past 5 Years:                    present
                                       BS in Mechanical Engineering, Worcester
                                       Polytechnic Institute- 1962
                                       MS in Mechanical Engineering, University of Arizona- 1964
                                       JD, Temple University School of Law- 1986

      Number of Company Portfolios     One
      Overseen by Director or
      Nominee:

      Other Directorships Held by      None
      Director or Nominee:

4.    Mr. Nelson Long

      Address & Date of Birth:         Address: 322 Oak Hill Lane, Wyomissing,
                                       PA  19610
                                       Birth date: 07/05/1939 (67)

      Position(s) Held with the Fund:  Nominee to serve as an Independent
                                       Director

      Term of Office & Length of Time  Indefinite. Mr. Long is standing for
      Served:                          election for the first time.

      Principal Occupation(s) During   Treasurer, County of Berks, PA - 2000 -
      Past 5 Years:                    present
                                       BA, History & Political Science, Rutgers
                                       University- 1962
                                       MBA, Accounting, Rutgers University- 1965

      Number of Company Portfolios     One
      Overseen by Director or
      Nominee:

      Other Directorships Held by      None
      Director or Nominee:

5.    Mr. Scott Rehr

      Address & Date of Birth:         Address: 137 Fox Hill Drive,
                                       Wernersville, PA  19565
                                       Birth date: 09/02/1963 (43)

      Position(s) Held with the Fund:  Nominee to serve as an Independent
                                       Director

      Term of Office & Length of Time  Indefinite. Mr. Rehr is standing for
      Served:                          election for the first time.

      Principal Occupation(s) During   Executive Director, Berks Connections,
      Past 5 Years:                    Pretrial Services- 2002 - Present -
                                       Non-profit social service agency
                                       assisting individuals involved in
                                       criminal justice system;
                                       Sr. Vice President & Managing Director,
                                       Emerald Advisers, Inc.- 1991 - 2002
                                       President, Emerald Mutual Funds- 1992 -
                                       2002 BA in Economics, Dickinson College -
                                       1985

      Number of Company Portfolios     One
      Overseen by Director or
      Nominee:

      Other Directorships Held by      None
      Director or Nominee:

      (1) Mr. Jay Kemmerer is considered an "interested person" because he is President and principal shareholder of Berkshire Advisors, Inc., investment adviser to the Fund..

      (2) Mr. David D. Jones is considered an "interested person" because he is a shareholder of Drake Compliance, LLC, the administrator to the Fund.

      The Board met four times during the Fund's most recently completed fiscal year. Each then current Director attended 75% or more of the respective meetings of the Board and the committees of which he/she was a member that were held during that period.

      The Fund pays Directors who are not interested persons of the Fund fees for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, certain of the Directors are officers and/or shareholders in various entities that provide services to the Fund and are therefore considered to be "interested persons" as defined in the 1940 Act. Directors who are "interested persons" as defined under the 1940 Act receive no compensation from the Fund for their services as Directors.

      The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued by the Fund for its fiscal year ending October 31, 2006 and the total compensation that the Fund paid to each Director from October 31, 2006 to January 22, 2007.

-------------------------------------------------------------------------------------------------
NAME OF DIRECTOR                               COMPENSATION PAID BY THE FUND
-------------------------------------------------------------------------------------------------
                      Fiscal Year Ending October 31, 2006   Period Oct. 31, 2006 to Jan. 22, 2007
-------------------------------------------------------------------------------------------------
Edmund Pyle                            $_5,000                               $ 1,000
-------------------------------------------------------------------------------------------------

The Fund currently does not pay pension or retirement benefits to its directors.

AUDIT COMMITTEE

The Company has a standing Audit Committee. The Audit Committee generally meets at least twice each year immediately before the regular meeting of the Board of Directors. The functions of the Audit Committee are to meet with the Company's Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. The Audit Committee meets at least one time per year with the Company's Chief Compliance Officer and Chief Financial Officer. During its most recent fiscal year ended October 31, 2006, the Audit Committee met one time.

NOMINATING COMMITTEE

The Company has a standing Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders.

Officers. Information about the executive officers of the Fund, with their respective dates of birth and terms as officers, is set forth below.

---------------------------------------------------------------------------------------------------------
Name, Address & Date of Birth   Position(s) Held with the Fund     Term of Office & Length of Time Served
---------------------------------------------------------------------------------------------------------
Jay Kemmerer                    President                          Annual- Since 01/2007
---------------------------------------------------------------------------------------------------------
Paul Giorgio                    Treasurer                          Annual- Since 05/2002
---------------------------------------------------------------------------------------------------------
George Chamberlain              Secretary                          Annual- Since 12/2004
---------------------------------------------------------------------------------------------------------

The officers of the Fund are elected by the Board of the Fund at an annual or other meeting of the Board to serve until their successors are elected and qualified. Officer of the fund serve without compensation.

SHAREHOLDINGS

As of January 22, 2007, no current Director or nominee owned in excess of 1% of the total outstanding shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Briggs, Bunting & Dougherty, LLP serves as independent registered public accounting firm for the Portfolios, and will audit the annual financial statements of the Portfolios, prepare the Portfolios' federal and state tax returns, and consult with the Portfolios on matters of accounting and federal and state income taxation. Briggs Bunting & Dougherty, LLP, is located at Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, PA 19102.

The following table sets forth the fees paid to Briggs Bunting for the Fund's most recent fiscal year ended October 31, 2006.

--------------------------------------------------------------------------------
               Financial Information Systems Design          All Other Fees
Audit Fees             and Implementation               (Tax Return Preparation)
--------------------------------------------------------------------------------
 $15,000                      $0.00                              $3,000
--------------------------------------------------------------------------------

At a meeting held on December 12, 2005, the Board of Directors of the Fund considered the independence of Briggs Bunting, received a letter from Briggs Bunting attesting to its independence, and, after full deliberation, reached the conclusion that fees paid to Briggs Bunting were solely for services rendered to the Fund in its capacity as an independent auditor.

How Does the Board Recommend That I Vote on Proposal # 1?

--------------------------------------------------------------------------------
          Your Board, including the independent Directors, unanimously recommends that you vote "For" Proposal # 1.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

      Citco Fund Distributors, Inc. ("CFD"), 83 General Warren Blvd., Malvern, PA, serves as principal underwriter to the Company's shares. CFD is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

      CFD is not directly compensated by the Company for its distribution services. However, CDFD generally retains dealer concessions on sales of Class A Fund shares as set forth in the Company's prospectus and may retain some or all of the fees paid by the Fund's pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, CFD may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law. With respect to both Class A and Class B shares, CFD may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

PROPOSALS OF SHAREHOLDERS

      As a Maryland corporation, the Company is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Company no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company.

FINANCIAL STATEMENTS

      The financial statements for the Fund and the Company are incorporated herein by reference to the Company's audited annual financial report, dated October 31, 2006.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                         OF THE FUND, BY CLASS AND TOTAL
                             As of January 22, 2007

--------------------------------------------------------------------------------
             Class A                                    Total
--------------------------------------------------------------------------------
             256,296                                   256,296
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                             5% OF THE FUND'S SHARES
                             As of January 22, 2007

--------------------------------------------------------------------------------
                                                                 % of Total Fund
Name & Address of Shareholder                No. of Shares            Shares
--------------------------------------------------------------------------------
                                                   39,971             15.60%
Anna G. Berkis
134 Shearer Rd
Sinking Springs, PA  19608
--------------------------------------------------------------------------------

Aivars O. Berkis
134 Shearer Rd.
Sinking Springs, PA   19608                        19,659              7.67%
--------------------------------------------------------------------------------

John Lutz
1060 Ritter Rd.
Reading, PA  19606                                 31,826             12.42%
--------------------------------------------------------------------------------

Ilona T. Yerger
35 Northwood LN
Robesonia, PA  19551                               16,058              6.27%
--------------------------------------------------------------------------------

                    Officer/Director Ownership of Fund Shares
                             As of January 22, 2007
--------------------------------------------------------------------------------

Name                        Dollar Range of Shares    Dollar Range of Shares
                            Owned in Fund             Owned, All Funds
--------------------------------------------------------------------------------

Jay Kemmerer                    $10,000 - $25,000          $10,000 -$25,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------

Proposal # 1. Elect the following persons as Directors of The Penn Street Fund, Inc.

(1) Jay Kemmerer      (2) David Jones      (3) Edmund Pyle       (4) Nelson Long
(5) Scott Rehr

For All                         For All Except                      Withhold All
  |_|                                |_|                                 |_|

--------------------------------------------------------------------------------

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or Company, please indicate your capacity or title.

X
--------------------------------------------------------------------------------
Signature                                                             Date

X
--------------------------------------------------------------------------------
Signature                                                             Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, Company or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Company. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Gregory Getts and Toni C. Neff, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held February 12, 2007, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Directors of the Company which recommends a vote "FOR" each Proposal.